UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 08, 2024

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Binney Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 8, 2024, Relay Therapeutics, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with Nextech Crossover I SCP (the “Purchaser”), for the private placement (the “Private Placement”) of 2,500,000 shares (the “PIPE Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at $12.00 per share. The aggregate gross proceeds for the Private Placement will be approximately $30 million, before deducting estimated offering expenses payable by the Company.

The closing of the Private Placement is anticipated to occur on January 10, 2024, subject to the satisfaction of customary closing conditions. Pursuant to the Purchase Agreement, the Company also agreed to file a registration statement with the Commission no later than 15 business days following the date of the agreement to register the resale of the PIPE Shares, to use its commercially reasonable efforts to have such registration statement to be declared effective within the time period set forth in the Purchase Agreement and to keep such registration statement effective for up to three years. The Company will also agree among other things, to indemnify the Purchaser and the Purchaser’s affiliates under the registration statement from certain liabilities and pay all fees and expenses (excluding any legal fees of the selling holder(s)) incident to the Company’s obligation to file such registration statement.

The Private Placement is exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, as a transaction by an issuer not involving a public offering. The Purchaser has acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be affixed to the securities issued in this transaction.

The foregoing description of the Purchase Agreement is subject to, and qualified in its entirety by, such document (or form thereof), which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

To the extent required by Item 3.02 of Form 8-K, the information regarding the Private Placement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The PIPE Shares issued and sold in the Private Placement are being offered pursuant to Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D as promulgated by the SEC under the Securities Act. The Company relied on this exemption from registration for the Private Placement based in part on the representations made by the Purchaser, including the representations with respect to the Purchaser’s investment intent. The securities were not issued through any general solicitation or advertisement. A Form D filing will be made following the closing of the Private Placement in accordance with the requirements of Regulation D.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

The Company will be conducting meetings with participants attending the 42nd Annual J.P. Morgan Healthcare Conference (the “Conference”) during the week of January 8, 2024. A copy of the slides to be presented by the Company at the Conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 8, 2024, the Company issued a press release announcing the Private Placement. The full text of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Private Placement and expectations regarding the Company’s cash runway, use of capital, expenses and other future financial results. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the anticipated closing of the Private Placement, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Private Placement on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, as well as any subsequent filings with the SEC. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01 Exhibits

10.1	Securities Purchase Agreement, dated as of January 8, 2024, among Relay Therapeutics, Inc. and the purchaser party thereto.
99.1	42nd Annual J.P. Morgan Healthcare Conference Company Presentation, dated January 2024, furnished herewith.
99.2	Press Release, dated January 8, 2024.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	January 8, 2024	By:	/s/ Brian Adams
Brian Adams Chief Legal Officer